                                                                     EXHIBIT 3.4

                             THIRD AMENDMENT TO THE
                         RESTATED DECLARATION OF TRUST
                                       OF
                          WEINGARTEN REALTY INVESTORS


     The undersigned, acting as the Trust Managers of Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), hereby adopt the following amendment to the Restated Declaration of Trust of the Trust which amendment shall replace in its entirety the first paragraph of Article Seven of the Restated Declaration of Trust:

                                 ARTICLE SEVEN

          The aggregate number of shares of beneficial interest which the Trust shall have authority to issue is 150,000,000 common shares, $0.03 par value ("Common Shares"), and 10,000,000 preferred shares, $0.03 par value ("Preferred Shares"). All of the Common Shares shall be equal in all respects to every other such Common Share, and shall have no preference, conversion, exchange or preemptive rights.

     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Third Amendment to the Restated Declaration of Trust as of the 27th day of October, 1998.


/s/ Stanford Alexander                /s/ Joseph W. Robertson, Jr.
----------------------                ----------------------------
STANFORD ALEXANDER                    JOSEPH W. ROBERTSON, JR.


/s/ Andrew A. Alexander               /s/ Douglas W. Schnitzer
-----------------------               ------------------------
ANDREW M. ALEXANDER                   DOUGLAS W. SCHNITZER


/s/ Martin Debrovner                  /s/ Marc J. Shapiro
--------------------                  -------------------
MARTIN DEBROVNER                      MARC J. SHAPIRO


/s/ Melvin A. Dow                     /s/ J. T. Trotter
-----------------                     -----------------
MELVIN A. DOW                         J. T. TROTTER


/s/ Stephen A. Lasher                 /s/ Robert Cruikshank
---------------------                 ---------------------
STEPHEN A. LASHER                     ROBERT CRUIKSHANK

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared STANFORD ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Stanford Alexander
------------------                           ----------------------
                                             STANFORD ALEXANDER


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared ANDREW M. ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Andrew M. Alexander
------------------                           -----------------------
                                             ANDREW M. ALEXANDER


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/02
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared ROBERT CRUIKSHANK, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Robert Cruikshank
------------------                           ---------------------
                                             ROBERT CRUIKSHANK


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MARTIN DEBROVNER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Martin Debrovner
------------------                           --------------------
                                             MARTIN DEBROVNER


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/20/02
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MELVIN A. DOW, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Melvin A. Dow
------------------                           -----------------
                                             MELVIN A. DOW


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared STEPHEN A. LASHER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Stephen A. Lasher
------------------                           ---------------------
                                             STEPHEN A. LASHER


 ./s/ Sharon Biel                             /s/ Jane B. Scott
----------------                             -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/02
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared JOSEPH W. ROBERTSON, JR., in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence Mary Donaldson and Sharon Biel, he undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ Joseph W. Robertson, Jr.
------------------                           ----------------------------
                                             JOSEPH W. ROBERTSON, JR.


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/02
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared DOUGLAS W. SCHNITZER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of the Jane Garcia and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Diane Garcia                             /s/ Douglas W. Schnitzer
----------------                             ------------------------
                                             DOUGLAS W. SCHNITZER


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/20/02
                                             --------

THE STATE OF NEW  YORK  (S)
                        (S)
COUNTY OF NEW YORK      (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared MARC SHAPIRO, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Kim Stawicki and Gloria Miranda, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Kim Stawicki                             /a/ Marc Shapiro
----------------                             ----------------
                                             MARC SHAPIRO


/s/ Gloria Miranda                           /s/ Johanna Reichert
------------------                           --------------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             12/31/98
                                             --------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared J.
T. TROTTER, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Mary Donaldson and Sharon Biel, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 27th day of October, 1998.

WITNESS:

/s/ Mary Donaldson                           /s/ J. T. Trotter
------------------                           -----------------
                                             J. T. TROTTER


/s/ Sharon Biel                              /s/ Jane B. Scott
---------------                              -----------------
                                             NOTARY PUBLIC

                                             My commission expires:
                                             10/29/02
                                             --------